Exhibit 99.1

M3-BRIGADE ACQUISITION III CORP. RECEIVES NYSE NOTICE REGARDING DELAYED FORM 10-Q FILING

NEW YORK, NY, May 31, 2023 /PRNewswire/ -- M3-Brigade Acquisition III Corp. (NYSE: MBSC) (the “Company”) announced today that it has received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”). The notice has no immediate effect on the listing of the Company’s stock on the NYSE.

In accordance with NYSE rules, the Company is issuing this required press release. The NYSE has informed the Company that, under NYSE rules, the Company will have until November 22, 2023 to file the Form 10-Q with the SEC. The Company can regain compliance with the NYSE listing standards at any time prior to that date by filing its Form 10-Q. If the Company fails to file the Form 10-Q before the NYSE’s compliance deadline, the NYSE may grant, at its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The notice from the NYSE also notes that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

As the Company reported in its Form 12b-25 filed with the SEC on May 16, 2023, the Company has been unable to finalize the Form 10-Q because proper review of certain relevant information has not yet been completed to ensure adequate and accurate disclosure. The Company is not currently in a position to file the Form 10-Q, but the Company continues to work expeditiously to conclude its review and will file the Form 10-Q as soon as practicable.

About M3-Brigade Acquisition III Corp.

M3-Brigade Acquisition III Corp. is a special purpose acquisition company listed on the New York Stock Exchange under the trading symbol “MBSC” organized by the founders and senior executives of M3 Partners, LP and Brigade Capital Management, LP for the purpose of effecting a merger, stock purchase or similar business combination with one or more businesses.

Cautionary Note Concerning Forward-Looking Statements

This communication may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the timing to complete the proposed business combination by MBSC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by MBSC; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the proposed business combination; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against Greenfire Resources Ltd. (“PubCo”), MBSC, Greenfire Resources Inc. (“Greenfire”), or any investigation or inquiry following announcement of the proposed business combination, including in connection with the proposed business combination; (iv) the inability to complete the proposed business combination due to the failure to obtain approval of MBSC’s stockholders or the inability to receive approval of the proposed plan of arrangement in connection with the proposed business combination; (v) Greenfire’s and PubCo’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the proposed business combination; (vi) the ability of the parties to obtain the listing of PubCo’s common shares and warrants on the New York Stock Exchange upon the closing of the proposed business combination; (vii) the risk that the proposed business combination disrupts current plans and operations of Greenfire; (viii) the ability to recognize the anticipated benefits of the proposed business combination; (ix) unexpected costs related to the proposed business combination; (x) the amount of redemptions by MBSC’s public stockholders being greater than expected; (xi) the management and board composition of PubCo following completion of the proposed business combination; (xii) limited liquidity and trading of PubCo’s securities; (xiii) geopolitical risk and changes in applicable laws or regulations; (xiv) the possibility that Greenfire or MBSC may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Greenfire’s resources; (xvii) the risks that the consummation of the proposed business combination is substantially delayed or does not occur; (xviii) risks associated with the oil and gas industry in general (e.g., operational risks in development, exploration and production; disruptions to the Canadian and global economy resulting from major public health events, the Russian-Ukrainian war and the impact on the global economy and commodity prices; the impacts of inflation and supply chain issues and steps taken by central banks to curb inflation; pandemic, war, terrorist events, political upheavals and other similar events; events impacting the supply and demand for oil and gas including actions taken by the OPEC + group; delays or changes in plans with respect to exploration or development projects or capital expenditures); (xix) the uncertainty of reserve estimates; (xx) the uncertainty of estimates and projections relating to production, costs and expenses; (xxi) health, safety and environmental risks; (xxii) commodity price and exchange rate fluctuations; (xxiii) changes in legislation affecting the oil and gas industry; and (xxiv) uncertainties resulting from potential delays or changes in plans with respect to exploration or development projects or capital expenditures. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of MBSC’s registration on Form S-1 (Registration Nos. 333-256017 and 333-260423), MBSC’s annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023, the registration statement on Form F-4 (as amended, the “Registration Statement”) filed by PubCo with the SEC on April 21, 2023, which includes a preliminary prospectus and proxy statement of MBSC, referred to as a proxy statement/prospectus, and other documents filed by MBSC or PubCo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and PubCo, MBSC and Greenfire assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither PubCo, MBSC nor Greenfire gives any assurance that either PubCo, MBSC nor Greenfire will achieve its expectations.

Contact:

M3-Brigade Acquisition III Corp.

c/o M3 Partners, LP

1700 Broadway

19th Floor

New York, NY 10019

www.m3-brigade.com

Investor Relations

Kristin Celauro (212) 202-2223